UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 31, 2005

                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.

                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    333-45241               22-3542636
       ------------                -------------           --------------
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)           Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.03: CREATION OF A DIRECT FINANCIAL OBLIGATION  OR AN OBLIGATION UNDER  AN
           OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On August 31,  2005,  Registrant  completed a  refinancing  through the issuance of the tax-exempt bonds by the New Jersey Economic Development Authority (the "Authority"). The refinancing involved the borrowing of $4,155,000 evidenced by a 6.5% Series A Note in the principal amount of $3,660,000 maturing on September 1, 2030 and a Series B Note in the principal amount of $495,000 maturing on September 1, 2012. The net proceeds, after payment of issuance costs, are to be used (i) to redeem the outstanding tax-exempt Bonds originally issued by the Authority on September 2, 1999, and
(ii) for the purchase of certain equipment to be used in the manufacture of pharmaceutical products. Interest is payable semiannually on March 1 and September 1 of each year. The Bonds are collateralized by a first lien on the Registrant's facility and equipment acquired with the proceeds of the original and refinanced Bonds. The related Indenture requires the maintenance of a $415,500 Debt Service Reserve Fund consisting of $366,000 from the Series A Bonds proceeds and $49,500 from the Series B proceeds.

         The issuance costs include a commission of $124,650 paid to the Placement Agent

         The Bonds are to be redeemed on September 1 of each year in the following principal amounts:

                                     SERIES A                   SERIES B
                                     --------                   --------

           2006                      $120,000                    $55,000
           2007                       125,000                    60,000
           2008                       135,000                    65,000
           2009                       140,000                    70,000
           2010                       150,000                    75,000
           2011                       165,000                    80,000
           2012                       170,000                    90,000
           2013                       185,000
           2014                       195,000
           2015                       210,000
           2016                       220,000
           2017                       85,000
           2018                       90,000
           2019                       95,000
           2020                       105,000
           2021                       110,000
           2022                       115,000
           2023                       125,000
           2024                       130,000
           2025                       140,000
           2026                       150,000
           2027                       160,000
           2028                       170,000
           2029                       180,000
           2030                       190,000

Redemption may be satisfied in whole or in part by delivery of Bonds previously acquired by the Registrant.

         The maturity of the Bonds may be accelerated in the event of a default, which includes: the failure to pay principal or interest within ten days following the due date, the failure to make any other required payments within ten days of notice, failure to cure a covenant default within 30 days of notice, and insolvency or an act of bankruptcy.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

            10.1   Loan   Agreement,   by  and  between   New  Jersey   Economic
                   Development Authority and the Registrant, dated as of August 15, 2005.

            10.2   Copy of Series A Note.

            10.3   Copy of Series B Note.

            10.4 Mortgage from Registrant to New Jersey Economic Development Authority.

            10.5 Indenture between New Jersey Economic Development Authority and the Bank of New York as Trustee, dated as of August 15, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: September 2, 2005

                                             ELITE PHARMACEUTICALS, INC.


                                             By: /s/ Bernard Berk


                                                 ------------------------------
                                                 Name:  Bernard Berk
                                                 Title: Chief Executive Officer